Exhibit 99.4

(Multicurrency—Cross Border)

ISDA ®

International Swap Dealers Association, Inc.

SCHEDULE

to the

Master Agreement

dated as of October 26, 2005

between	SWISS RE FINANCIAL PRODUCTS CORPORATION (“Party A”)	and

HSBC BANK USA, NATIONAL

ASSOCIATION, not individually,

but solely as Indenture Trustee on behalf of

the holders of the People’s Choice

Home Loan Securities Trust Series 2005-4

Mortgage-Backed Notes, Series 2005-4

(“Party B”)

PART 1: Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v) (Default under Specified Transaction),	none;
Section 5(a)(vi) (Cross Default),	none;
Section 5(a)(vii) (Bankruptcy),	none; and
Section 5(b)(iv) (Credit Event Upon Merger),	none;

and in relation to Party B for the purpose of:

Section 5(a)(v) (Default under Specified Transaction),	none;
Section 5(a)(vi) (Cross Default),	none;
Section 5(a)(vii) (Bankruptcy),	none;
Section 5(a)(ix) (Additional Event of Default).	none; and
Section 5(b)(iv) (Credit Event Upon Merger),	none;

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement but is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c)	The “Cross-Default” provisions of Section 5(a)(vi):

will not apply to Party A

will not apply to Party B.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv):

will not apply to Party A

will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a):

will not apply to Party A

will not apply to Party B

provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), with respect to a party or its Credit Support Provider and the Defaulting Party or its Credit Support Provider, as applicable, is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of Section 6(a) of the Agreement will apply.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

PART 2: Tax Representations.

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, each of Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, each of Party A and Party B make the following representations:

(i)	Party A makes the following representations:

Party A represents that it is a corporation organized under the laws of the State of Delaware.

(ii)	Party B makes the following representations:

Party B represents that it is the Indenture Trustee under the Indenture, dated as of October 1, 2005 (the “Indenture”), among People’s Choice Home Loan Securities Trust Series 2005-4, as issuer (the “Trust”), Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”), and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”), with respect to the People’s Choice Home Loan Securities Trust Series 2005-4 Mortgage-Backed Notes, Series 2005-4 (the “Notes”).

PART 3: Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A and Party B	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required.

(b)	Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Representation
Party A and Party B	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider , if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the	Upon the execution and delivery of this Agreement and such Confirmation.	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Representation

delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Documents as the case may be.

Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party or its Credit Support Provider signing this Agreement, any relevant Credit Support Document or any Confirmation as the case may be.	Upon execution and delivery of this Agreement and such Confirmation.	Yes

Party A and Party B	Legal opinion(s) with respect to such party and its Credit Support Provider, if any, reasonably satisfactory in form and substance to the other party relating to, among other things, the enforceability of the party’s obligations under this Agreement.	Upon the execution and delivery of this Agreement.	No

Party A	The Guaranty of Swiss Reinsurance Company (“Swiss Re”) dated as of the date hereof, issued by Swiss Re as Party A’s Credit Support Provider (in the form annexed hereto as Exhibit A).	Upon the execution and delivery of this Agreement.	No

Party B	The Indenture.	Upon the execution and delivery of this Agreement.	No

Party A	A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized.	Promptly after request by the other party.	Yes

PART 4: Miscellaneous.

(a)	Address for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notice or communications to Party A:

Swiss Re Financial Products Corporation

55 East 52nd Street

New York, New York 10055

Tel. No.: 212.317.5161

Fax No.: 212.317.5448

Attention: (1) Head of Operations

(2) Legal Department

Address for notice or communications to Party B:

HSBC Bank, USA, National Association,

    as Indenture Trustee

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust - People’s Choice 2005-4

Tel. No.: (212) 495-1015

Fax No.: (212) 804-2137

with a copy to:

Wells Fargo Bank, National Association

    as Securities Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Client Manager - People’s Choice 2005-4

and a copy to:

People’s Choice Home Loan, Inc.

7515 Irvine Center Drive

Irvine, California 92618

Attention: General Counsel’s Office - People’s Choice 2005-4

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:                     Not Applicable.

Party B appoints as its Process Agent:                      Not Applicable.

(c)	Offices. The provisions of Section 10(a) will:

will not apply to Party A

will not apply to Party B.

(d)	Multibranch Party. For the purpose of Section 10 of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent will be Party A.

(f)	Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Reinsurance Company dated as of the date hereof in the form annexed hereto as Exhibit A and any Credit Support Document delivered under Part 5(j).

(g)	Credit Support Provider.

(i)	Credit Support Provider means in relation to Party A: Swiss Reinsurance Company and any additional Credit Support Provider pursuant to Part 5(j).

(ii)	Credit Support Provider means in relation to Party B: Not applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without regard to the to the conflict of law provisions thereof other than New York General Obligation Law Section 5-1401).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to the Transaction evidenced by each Confirmation.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement, but neither Party A nor Party B shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5: Other Provisions.

(a)	Severability.

(i) If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

(ii) The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(b)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(c)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless (i) each of S&P, Fitch and Moody’s have been provided notice of the same and (ii) each of S&P,

Fitch and Moody’s confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings of the Notes.

(d)	Amendment to Section 3 of this Agreement. Section 3 of the Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties. Each party represents to the other party on each date at which it enters into a Transaction that:

(i) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction referenced in the Confirmation (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction, and it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(ii) Evaluation and Understanding.

(A) It is acting for its own account (or, in the case of Party B, as Indenture Trustee), has the capacity to evaluate (internally or through independent professional advice) the Transaction referenced in the Confirmation and has made its own decision to enter into that Transaction; and

(B) It understands the terms, conditions and risks of the Transaction referenced in the Confirmation and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(iii) Purpose. It is entering into the Transaction referenced in the Confirmation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(iv) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction referenced in the Confirmation.

(v) Eligible Contract Participant. It is an “eligible contract participant”, as such term is defined in Section 1a(12) of the United States Commodity Exchange Act, as amended, and the Transaction evidenced by the Confirmation has been the subject of individual negotiation and is intended to be exempt from, or otherwise not subject to, regulation thereunder.

(vi) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(e)	Amendments to Section 5 of this Agreement. Section 5 of this Agreement is hereby amended as follows:

(i) The word “third” is replaced by the word “first” in the third line of Section 5(a)(i) of this Agreement;

(ii) The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A or Party B;

(iii) The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A or Party B except, in the case of Party A, with respect to any related Credit Support Provider and Credit Support Document;

(iv) The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A or Party B;

(v) The “Bankruptcy” provision of Section 5(a)(vii)(2) shall be deleted in its entirety with respect to Party B and replaced with the following:

“an “Event of Default” under, and as defined in, the Indenture, occurs as a result of a failure to make required payments on the Notes”

(vi) the words “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include any of the Indenture Trustee, the Securities Administrator or the Owner Trustee; and

(vii) the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

(f)	Limitation of Liability.

It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Indenture Trustee (i) this Agreement is executed and delivered by HSBC Bank USA, National Association, not individually or personally but solely as the Indenture Trustee, in the exercise of the powers and authority conferred and vested in it under the Indenture, (ii) each of the representations, undertakings and agreements herein made on the part of Party B are made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association, (iii) under no circumstances shall HSBC Bank USA, National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation representation, warranty or covenant made or undertaken this Agreement or any other related documents and (iv) nothing herein contained shall be construed as creating any liability on the part of HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under parties hereto. Any resignation or removal of HSBC Bank USA, National Association, as Indenture Trustee under the Indenture shall require the assignment of this Agreement by the Indenture Trustee to its successor in such capacity.

(g)	Proceedings.

Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, for a period of one year and one day or the applicable reference period, if longer, following indefeasible payment in full of the Notes.

(h)	Set-Off.

Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of the Transaction referenced in the Confirmation.

(i)	Additional Termination Events Will Apply.

(i) If a Ratings Event has occurred and Party A has not complied with Part 5(j) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii) If (ii) the Majority Certificateholder gives notice pursuant to Section 8.07 of the Indenture to Party A or the Indenture Trustee of its termination of the Trust under Section 8.07 of the Indenture, or if notice is otherwise received by Party A or the Indenture Trustee from the Servicer or the Subservicer of its termination of the Trust in accordance with the Sale and Servicing Agreement, (ii) a final distribution notice is given to Party A or to the Noteholders under Section 8.04 of the Indenture, (iii) an Event of Default occurs under the Indenture followed by the liquidation of any or all of the Trust Estate pursuant to Section 5.04 of the Indenture, (iv) the Indenture is modified without the consent of Party A and such modification materially and adversely affects Party A’s interest or (v) any other notice of the occurrence of an early termination of the Indenture or the final payment thereunder is provided to the Indenture Trustee, the Noteholders or Party A, then an Additional Termination Event shall have occurred and Party B shall be the sole Affected Party with respect thereto.

(j)	Rating Agency Downgrade.

If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable Credit Support Provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within twenty-one (21) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed 1994 ISDA Credit Support Annex subject to New York law, within twenty-one (21) days of such Ratings Event and subject to each of S&P’s, Fitch’s and Moody’s written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes. For avoidance of doubt, a downgrade of the ratings on the Notes could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable Credit Support Provider) if its short-term unsecured and unsubordinated debt ceases to be rated at least “A-1” by S&P and at least “P-1” by Moody’s (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable Credit Support Provider), such ratings being referred to herein as the “Approved Ratings Thresholds” (unless, within twenty-one (21) days thereafter, each of S&P, Fitch and Moody’s has reconfirmed the ratings of the Notes, as applicable, which were in effect immediately prior thereto).

(k)	Non-Recourse.

Notwithstanding any provision in this Agreement to the contrary, the obligations of Party B or the Securities Administrator on behalf of Party B hereunder are limited recourse obligations of Party B or the Securities Administrator on behalf of Party B, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priorities specified in the Indenture. In the event that the amounts available to make payments under the Indenture should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Party B under this Agreement or the Confirmation still outstanding shall be extinguished and thereafter not revive. Neither the Indenture Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the Payment Account from the Trust.

(l)	Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m)	Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting the word “non-” in the second line of subparagraph (i) thereof and (ii) deleting the final paragraph thereof.

(n)	Single Transaction. For purposes of Section 1(c) of the Agreement, the Transaction evidenced by the Confirmation dated the date hereof between the parties hereto shall be the sole Transaction under this Agreement, and such Confirmation shall be the sole Confirmation hereunder.

(o)	Capitalized Terms. Capitalized terms used and not defined in the Master Agreement or this Schedule shall have the respective meanings specified in the Indenture.

(p)	Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly, Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty hereto; (iv) the terms of the Notes; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Notes, the Indenture, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Notes; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

Accepted and agreed:

SWISS RE FINANCIAL PRODUCTS CORPORATION, as Party A

HSBC BANK USA, NATIONAL

ASSOCIATION, not individually,

but solely as Indenture Trustee on behalf of

the holders of the People’s Choice

Home Loan Securities Trust Series 2005-4

Mortgage-Backed Notes, Series 2005-4, as Party B

By:		By:
	Name:		Name:
	Title:		Title:

Exhibit A

GUARANTY

To: HSBC Bank USA, National Association, (the “Beneficiary”), not individually, but solely as Indenture Trustee on behalf of the holders of the People’s Choice Home Loan Securities Trust Series 2005-4 Mortgage-Backed Notes, Series 2005-4 (the “Rated Security”)

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the “Guarantor”), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation (“THE GUARANTEED SUBSIDIARY”) under, in connection with or ancillary to the master agreement dated as of October 26, 2005 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the “Agreements”) which support the issuance of the Rated Security. In this Guarantee these obligations are referred to as the “Guaranteed Obligations”. This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary’s option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor’s obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (“unbeschränkte, nicht akzessorische Verpflichtung”) within the meaning of Article 111 of the Swiss Code of Obligations (‘CO’) and is not a mere surety (“Bürgschaft”) within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor’s obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor’s liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defence or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

1

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor’s liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor’s expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law.

The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 26th day of October, 2005.

SWISS REINSURANCE COMPANY

(Multicurrency—Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of October 26, 2005

Swiss Re Financial Products Corporation (“Party A”) and

HSBC Bank USA, National Association, not individually,

but solely as Indenture Trustee on behalf of the holders of the

People’s Choice Home Loan Securities Trust Series 2005-4

Mortgage-Backed Notes, Series 2005-4 (“Party B”)

have entered and/or anticipate entering into one of more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: –

1.	Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this ”Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a)	General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (I) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

SWISS RE FINANCIAL PRODUCTS CORPORATION, as Party A

HSBC BANK USA, NATIONAL ASSOCIATION,

not individually, but solely as Indenture Trustee

on behalf of the holders of the People’s Choice

Home Loan Securities Trust Series 2005-4

Mortgage-Backed Notes, Series 2005-4, as Party B

By:		By:
	Name:		Name:
	Title:		Title:
	Date: October 26, 2005		Date: October 26, 2005